Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Leases
We lease office space, equipment facilities and certain computer equipment under lease agreements that expire at various dates through 2028. Our leases typically contain terms which may include renewal options, rent escalations, rent holidays and leasehold improvement incentives. We had no capital leases as of December 31, 2016 and 2015. Rental expense under these leases, included in the accompanying consolidated statements of income in rent and occupancy and technology and communication expenses, totaled $65 million, $53 million and $76 million for the years ended December 31, 2016, 2015, and 2014, respectively. As of December 31, 2016, future minimum lease payments under these non-cancelable operating agreements are as follows (in millions):

2017	$85
2018	82
2019	66
2020	60
2021	53
Thereafter	266
Total	$612

Redeemable Non-controlling Interest
As part of the ICE Endex purchase agreement, Gasunie has a put option to sell to us, and we have a call option to purchase from Gasunie, Gasunie’s entire 21% remaining ownership in ICE Endex at fair market value provided that the fair value falls between a stated cap and floor. Both the call and put option became exercisable on March 26, 2015 and they both expire on March 26, 2018. As part of the ICE Clear Netherlands acquisition (Note 3), ABN AMRO has a put option to sell to us, and we have a call option to purchase from ABN AMRO, ABN AMRO’s entire remaining 25% ownership in ICE Clear Netherlands at fair market value subject to a stated floor. Both the call and put option become exercisable after the third anniversary of the date of closing of the acquisition which was December 2, 2014. Since the likelihood of us acquiring both of the non-controlling interests in the future is probable, we have recorded the full redemption fair value of $36 million and $35 million as of December 31, 2016 and 2015, respectively, relating to ICE Endex and ICE Clear Netherlands as mezzanine equity and classified the related balance as “redeemable non-controlling interest” in the accompanying consolidated balance sheets and the proportionate share of profits was recorded as net income from continuing operations attributable to non-controlling interest in the consolidated statements of income. Changes in the redemption value of the non-controlling interest are recorded to the redeemable non-controlling interest balance in full as they occur.
Prior to the our acquisition of NYSE, NYSE completed the sale of a significant equity interest in NYSE Amex Options, one of our two U.S. options exchanges, to seven external investors. Under the terms of the sale, the external investors had the option to require us to repurchase a portion of the equity interest on an annual basis. Since the likelihood of us acquiring the non-controlling interest was probable, the full redemption fair value had been recorded as mezzanine equity and the related balance as “redeemable non-controlling interest” in the consolidated balance sheets and the proportionate share of profits was recorded as net income from continuing operations attributable to non-controlling interest in the consolidated statements of income. In July 2014 we repurchased 16% of the interest held by the seven external investors for $129 million in cash, and in June 2015 we repurchased the remaining 16% of the interest for $128 million in cash. Effective from July 1, 2015, all of the profits from NYSE Amex Options are retained by us as we now own 100% of NYSE Amex Options.
Legal Proceedings
We are subject to legal proceedings and claims that arise in the course of our business. Typically, we do not believe that the resolution of ordinary course matters, including the matters described below, will have a material adverse effect on our consolidated financial condition, results of operations, or liquidity. It is possible, however, that future results of operations for any particular quarterly or annual period could be materially and adversely affected by any developments relating to the legal proceedings and claims. The matters described below all relate to our operation of NYSE. A range of possible losses related to the cases below cannot be reasonably estimated at this time, except as otherwise disclosed below.
In April 2014, New York Stock Exchange LLC and NYSE Arca, Inc., two of our subsidiaries, were among more than 40 financial institutions and exchanges named as defendants in four purported class action lawsuits filed in the U.S. District Court for the Southern District of New York, or the Southern District, by the City of Providence, Rhode Island, and other plaintiffs. In subsequent consolidated amended complaints, the plaintiffs asserted claims against the exchange defendants and Barclays PLC, or Barclays, a subsidiary of which operates an alternative trading system known as Barclays LX, on behalf of a class of “all public investors” who bought or sold stock from April 18, 2009 to the present on the U.S.-based equity exchanges operated by the exchange defendants or on Barclays LX.
In August 2015, the court issued an opinion and order granting the defendants’ motions to dismiss and dismissing the second amended complaint in its entirety with prejudice. The court held that the plaintiffs had failed to sufficiently state a claim against the defendants under Sections 10(b) and 6(b) of the Exchange Act, and additionally that some of the claims against the exchanges were barred by the doctrine of self-regulatory organization immunity. In September 2015, the plaintiffs filed a notice of appeal of the dismissal of the lawsuit to the U.S. Court of Appeals for the Second Circuit, or the Second Circuit. The appeal was briefed and argued during 2016, and the parties are awaiting a decision.
In May 2014, three purported class action lawsuits were filed (and later amended) in the Southern District by Harold Lanier against the securities exchanges that are participants in each of the three national market system data distribution plans - the Consolidated Tape Association/Consolidated Quotation Plan, the Nasdaq UTP Plan, and the Options Price Reporting Authority, or the Plans, - which are established under the Exchange Act and regulated by the SEC. New York Stock Exchange LLC, NYSE Arca, Inc. and NYSE MKT LLC, which are our subsidiaries, were among the defendants named in one or more of the suits, in which Lanier claimed to sue on behalf of himself and all other similarly situated subscribers to the market data disseminated by the Plans. Lanier’s allegations included that the exchange participants in the Plans breached agreements with subscribers by disseminating market data in a discriminatory manner in that other “preferred” customers allegedly received their data faster than the proposed class. In September 2014, the defendants moved to dismiss the amended complaints, and in April 2015, the court issued an opinion and order granting the motion and dismissing the three lawsuits with prejudice. In September 2016, the Second Circuit entered an order affirming the dismissal of the lawsuits. In November 2016, the Second Circuit denied a petition filed by Lanier, relating only to the lawsuit involving the Options Price Reporting Authority plan, seeking a rehearing by the panel of judges that decided the appeal or, in the alternative, for review by the full Second Circuit.
In December 2015, our subsidiaries New York Stock Exchange LLC and NYSE MKT LLC received an inquiry from the Enforcement staff of the New York regional office (the “Staff”) of the SEC regarding a July 8, 2015 outage on the NYSE markets, during which trading was suspended for approximately 3.5 hours in all symbols. The Staff’s investigation proceeded throughout 2016. On December 29, 2016, NYSE received a Wells Notice stating that the Staff have made a preliminary determination to recommend that the SEC file an enforcement action in connection with how NYSE responded on July 8, 2015 to the circumstances leading into the suspension of trading that day. NYSE disputes the appropriateness of the proposed charges, believes there are substantial defenses, and has made a written submission to the Staff in response to the Wells Notice setting forth such points. If the Staff determines to maintain its recommendation contained in the Wells Notice, the Commissioners of the SEC will need to determine whether to authorize the filing of an enforcement action.
Tax Audits
We are engaged in ongoing discussions and audits with taxing authorities on various tax matters, the resolutions of which are uncertain. Currently, there are matters that may lead to assessments involving us or one of our subsidiaries, some of which may not be resolved for several years. Based on currently available information, we believe we have adequately provided for any assessments that could result from those proceedings where it is more likely than not that we will be assessed. We continuously review our positions as these matters progress.